EXHIBIT 32

                                 CERTIFICATIONS

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (Subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officer of Sterling Bancorp, a New York corporation (the "Company"), hereby certifies that:

The Annual Report on Form 10-K, as amended by Amendment No. 1 on Form 10-K/A, for the year ended December 31, 2004 (the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: April 28, 2005                /s/ Louis J. Cappelli
                                     -------------------------------------------
                                     Name: Louis J. Cappelli
                                     Title: Chairman and Chief Executive Officer

Pursuant to section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officer of Sterling Bancorp, a New York corporation (the "Company"), hereby certifies that:

The Annual Report on Form 10-K, as amended by Amendment No. 1 on Form 10-K/A, for the year ended December 31, 2004 (the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 28, 2005                /s/ John W. Tietjen
                                     -------------------------------------------
                                     Name: John W. Tietjen
                                     Title: Executive Vice President, Treasurer
                                            and Chief Financial Officer

The foregoing certifications are being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and are not being filed as part of the Report or as a separate disclosure document.


                                    PAGE 11